CERTAIN IDENTIFIED INFORMATION HAS BEEN EXCLUDED FROM THIS EXHIBIT BECAUSE IT IS BOTH (I) NOT MATERIAL AND (II) WOULD BE COMPETITIVELY HARMFUL IF PUBLICLY DISCLOSED.
ENGINE SALE AND PURCHASE AGREEMENT

Dated as of November 8, 2019

between
CONTRAIL AVIATION SUPPORT, LLC
as Seller
and
CROSS OCEAN AVIATION FUND 1 (Intl) 5 DAC
as Buyer

for

One V2524-A5 and One V2527-A5 engines
Engine Serial Numbers V11255 and V10543

TABLE OF CONTENTS
Page

Section 1.	Definitions and Construction	1

1.1	Defined Terms	1
1.2	Construction	3

Section 2.	Sale of Engines	3

2.1	Delivery	3
2.2	Deposit; Purchase Price	3
2.3	Place of Delivery and Delivery	4
2.4	Title and Risk of Loss	4
2.5	Delivery Condition	4
2.6	Inspection	4

Section 3.	Delivery Conditions	4

3.1	Conditions to Buyer’s Obligations	4
3.2	Conditions to Seller’s Obligations	5

Section 4.	Taxes and Indemnities	5

4.1	Sales Taxes	5
4.2	Buyer Indemnity	6
4.3	Seller Indemnity	6
4.4	Insurance	7
4.5	Survival	7

Section 5.	Excusable Delay	7

Section 6.	Representations and Warranties	7

6.1	Representations and Warranties of Seller	7
6.2	Representations and Warranties of Buyer	8
6.3	Limitation of Warranties and Agreements	9

Section 7.	Miscellaneous	9

7.1	Notices	9
7.2	Assignment	10
7.3	Headings	10
7.4	Brokers’ Commissions	10
7.5	Survival of Representations, Warranties, Covenants and Indemnities	11
7.6	Governing Law; Jurisdiction	11
7.7	Entire Agreement	11
7.8	Waivers	11
7.9	Unenforceability	11
7.10	Counterparts	11

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TABLE OF CONTENTS
Page

7.11	Expenses	12
7.12	Confidentiality	12
7.13	No Third Party Beneficiaries	12
7.14	Limitation of Damages	12
7.15	Cape Town Convention	12
7.16	Know your Customer	12

Schedules and Exhibits
Schedule 1 Schedule 2	Delivery Condition QEC Listing
Exhibit A Exhibit B Exhibit C Exhibit D	Warranty Bill of Sale Technical Acceptance Certificate Insurances Delivery Certificate

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ENGINE SALE AND PURCHASE AGREEMENT
THIS ENGINE SALE AND PURCHASE AGREEMENT (“Agreement”) is entered into as of November 8, 2019 between CONTRAIL AVIATION SUPPORT, LLC, a North Carolina limited liability company (“Seller”) and CROSS OCEAN AVIATION FUND 1 (INTL) 5 DAC, a designated activity company operating under the laws of Ireland (“Buyer”).

WHEREAS, Seller is the owner of one V2524-A5 model engine bearing manufacturer’s serial number V11255, and one V2527-A5 model engine bearing manufacturer’s serial number and V10543, including, as to each engine, the QEC and all other Parts installed thereon, attached thereto or in Seller’s possession and any loose equipment specific thereto, the related Engine Records and Engine Stands (collectively, as more particularly described on Schedule 1, the “Engines” and each an “Engine”), provided that, for the avoidance of doubt, the term “Engine” specifically excludes the nose cowl, common nozzle assembly (“CNA”) and thrust reverser associated with the Engine; and
WHEREAS, subject to the terms and conditions of this Agreement, Seller and Buyer have agreed that Seller shall sell to Buyer, and Buyer shall purchase from Seller, the Engines.
NOW, THEREFORE, in consideration of the foregoing and the mutual covenants and agreements herein contained, Buyer and Seller hereby agree as follows:
Section 1.Definitions and Construction.
1.1    Defined Terms. The following terms, when capitalized as below, shall have the following meanings when used in this Agreement:
“Business Day” means a day, other than a Saturday or a Sunday, on which banks are open for business in New York, New York, U.S.A. and Dublin, Ireland.
“Buyer Indemnitee” means Buyer and its affiliates and its and their respective members, managers, officers, directors, employees, agents, representatives, successors and assigns.
“Cape Town Treaty” means, collectively, the official English language text of the Convention of International Interests in Mobile Equipment and the Protocol to the Convention on International Interests in Mobile Equipment on Matters specific to Aircraft Equipment each adopted on November 16, 2001 at a diplomatic conference in Cape Town, South Africa.
“Claims” shall have the meaning given to such term in Section 4.2.
“Delivery” means, on each Delivery Date, the concurrent occurrence of the events enumerated in Section 2.1.
“Delivery Certificate” means a delivery certificate in the form of Exhibit D.
“Delivery Condition” means the condition of the Engines specified in Schedule 1 attached hereto.
“Delivery Date” means the date on which the Engines are Delivered which is scheduled for November 15, 2019, but in no event later than the Final Delivery Date, unless otherwise agreed by the parties in writing.

“Delivery Location” shall have the meaning given to such term in Section 2.3.
“Deposit” means $[ ] allocated equally between the Engines.
“Dollars” and the sign “$” means the lawful currency of the United States of America.
“Engine” and “Engines” have the meaning set forth in the recitals to this Agreement.
“Engine Records” means all technical, historical and maintenance records in the possession of Seller related to the Engines.
“Engine Stands” means those two (2) V2500- A5 engine stands bearing designation number D71TR00005G01, serial number MCC190345-4-2 and designation number D71TR00005G01, serial number MCC190345-4-1.
“Final Delivery Date” means November 30, 2019.
“Government Entity” means any (a) nation, state, county, city, town, village, district, or other jurisdiction of any nature; (b) federal, state, local, municipal, foreign, or other government; (c) governmental or quasi-governmental authority of any nature (including any governmental agency, branch, department, official, or entity and any court or other tribunal); (d) multinational organization or body; or (e) body exercising, or entitled to exercise, any administrative, executive, judicial, legislative, regulatory, or taxing authority or power of any nature.
“Inspection” shall have the meaning given to such term in Section 2.6.
“Inspection Facility” means Aircraft Inspection & Management, LLC, 2481 W. Poppy Avenue, Tucson, Arizona 85705.
“Lien” means liens, security interests, mortgages, encumbrances, rights of first offer, rights of first refusal claim or any other agreement or arrangement having the effect of conferring security.
“Part” means any part, component, appliance, system, module, engine module, accessory, material, instrument, furnishing or other item of equipment or property, and as delivered uninstalled on such date.
“Purchase Price” means $[ ] in the aggregate.
“QEC” means quick engine change equipment in the configuration set forth in Schedule 2.
“Material Damage” shall mean damage occurring after the date of the Technical Acceptance Certificate that costs in excess of $[ ] to repair.
“Sales Taxes” shall have the meaning given to such term in Section 4.1.
“Seller Indemnitee(s)” means Seller and its affiliates and its and their respective members, managers, officers, directors, employees, agents, representatives, successors and assigns.
“Technical Acceptance Certificate” means a technical acceptance certificate in the form of Exhibit B.

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“Warranty Bill of Sale” means a bill of sale in the form of Exhibit A.
1.2    Construction. Any agreement referred to in this Section 1 means such agreement as from time to time modified, supplemented and amended in accordance with its terms. References to sections, exhibits and the like refer to those in or attached to this Agreement unless otherwise specified. “Including” means “including but not limited to” and “herein”, “hereof”, hereunder”, etc. mean in, of, or under, etc. this Agreement (and not merely in, of, under, etc. the section or provision where that reference appears).
Section 2.    Sale of Engines. Subject to the provisions of this Agreement, Seller agrees to sell the Engines to the Buyer and Buyer agrees to purchase the Engines from the Seller for the Purchase Price on or prior to the Final Delivery Date, in the Delivery Condition.
2.1    Delivery. On the Delivery Date, the concurrent occurrence of each of the following events shall constitute Delivery of the Engines:
(a)    Seller shall deliver, or cause to be delivered, the Engines to the Delivery Location; and
(b)    Seller shall sell and transfer to Buyer title to the Engines pursuant to the execution and delivery by Seller of a Warranty Bill of Sale for the Engines, provided Seller has received the Purchase Price and Delivery Certificate.
2.2    Deposit; Purchase Price. Buyer has paid the Deposit to Seller. Seller shall hold the Deposit in escrow until the Delivery Date. On or prior to the Delivery Date, Buyer shall pay to Seller the Purchase Price for the Engines, less the Deposit, in immediately available funds by wire transfer to:
Old National Bank
1 Main Street
Evansville, IN 47708
ABA#: [ ]
Account#: [ ]
SWIFT Code: [ ]
Beneficiary: Contrail Aviation Support, LLC
435 Investment Court
Verona, WI 53593

or to such other account as Seller may specify in writing on or prior to the date upon which such amount is due and payable. All payments to Seller under this Section 2.2 shall be made in U.S. Dollars in immediately available funds without any set off or deductions, free and clear of any withholdings (tax or otherwise).

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2.3    Place of Delivery and Delivery. Delivery of the Engines shall occur on the Delivery Date at the Inspection Facility, or another location mutually agreed to by Buyer and Seller (the “Delivery Location”).
2.4    Title and Risk of Loss. Upon the execution and delivery of the Warranty Bill of Sale, title and risk of loss with respect to the Engines shall pass to Buyer.
2.5    Delivery Condition. On the Delivery Date the Engines shall be in the Delivery Condition.
2.6    Inspection. Buyer shall complete (i) an inspection of the Engine Records and (ii) a physical inspection of the Engines (collectively, the “Inspection”). The Inspection of the Engine Records will include, but not be limited to, as available, the full back to birth trace of all life limited parts and airworthiness directive and mandatory service bulletin compliance documents in the possession of Seller. The physical Inspection of the Engines shall include, but not be limited to, (i) Buyer’s performance of a full video hot and cold section borescope inspection of each Engine, including 360 degree inspection of the NGVs and (ii) Buyer’s examination of the Engines to confirm that the Engines have no external defects or missing components. Within three (3) Business Days of Buyer’s completion of the Inspection, Buyer shall notify Seller in writing as to whether it technically accepts the Engines. If Buyer notifies Seller in writing that it technically accepts the Engines in a form of a Technical Acceptance Certificate, Buyer and Seller shall use their reasonable efforts to close the Sale of the Engines on or before the Delivery Date. If Buyer notifies the Seller in writing that it rejects the Engines, or if Buyer fails to notify Seller in writing that it technically accepts the Engines within three (3) Business Days of Buyer’s completion of the Inspection, the Engines shall be deemed rejected and neither party shall have any further liability related to this transaction except that the Seller shall return the Deposit to Buyer within three (3) Business Days thereafter. The cost of the Inspection shall be for Buyer’s account.
Section 3.    Delivery Conditions.
3.1    Conditions to Buyer’s Obligations. Buyer’s obligation to buy the Engines shall be subject to the satisfaction of, or waiver by Buyer of, the following conditions:
(a)    execution of an Agreement satisfactory to both Buyer and Seller no later than November 6, 2019;
(b)    Seller shall have tendered delivery of the Engines to Buyer at the Delivery Location in Delivery Condition and with no Material Damage to the Engines from the completion of the Inspection to the Delivery Date;
(c)    receipt by Buyer in escrow of a copy of the fully executed undated Warranty Bill of Sale;
(d)    Buyer shall have issued a Technical Acceptance Certificate for the Engines;
(e)    completion of satisfactory “Know Your Customer” due diligence in respect of Seller;
(f)    Seller shall have provided to Buyer all available bills of sale for each of the Engines;
(g)    confirmation by Buyer of evidence that the Engines are free and clear of all Liens;

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(h)    confirmation by Buyer that all installed components are preserved per industry standard procedures consistent with the manufacturer’s AMM guidelines and wrapped per industry standards;
(i)    receipt confirmation by Buyer that Seller has paid all costs and expenses related to the storage and maintenance of the Engines up to and including the Delivery Date;
(j)    Seller will provide a written undertaking in favor of Buyer, in a form acceptable to Buyer, to cause the removal of any registrations and Liens filed or recorded in Macau in respect of the Engines within a reasonable time after the Delivery Date; and
(k)    each of the representations and warranties of the Seller contained herein shall be true and correct in all material respects as of the Delivery Date (except to the extent that such representations and warranties relate solely to an earlier date, in which case they shall be true in all material respects as of such earlier date).
3.2    Conditions to Seller’s Obligations. Seller’s obligation to sell the Engines shall be subject to the satisfaction or waiver by Seller of the following conditions:
(a)    execution of an Agreement satisfactory to both Buyer and Seller no later than November 6, 2019;
(b)    receipt by Seller of the Purchase Price and Acceptance Certificate;
(c)    receipt by Seller of certificates reasonably satisfactory to Seller from Buyer’s insurance broker (or any lessee’s insurance broker) evidencing Buyer’s compliance with the insurance provisions of Section 4.4 hereof;
(d)    satisfactory “Know Your Customer” due diligence in respect of Buyer;
(e)    the sale of both Engines to the Buyer on the same Delivery Date unless otherwise agreed by the parties; and
(f)    each of the representations and warranties of the Buyer contained herein shall be true and correct in all material respects as of Delivery (except to the extent that such representations and warranties relate solely to an earlier date, in which case they shall be true in all material respects as of such earlier date).
Section 4.    Taxes and Indemnities.
4.1    Sales Taxes. Buyer and Seller shall cooperate with each other in all reasonable respects to lawfully mitigate or eliminate the imposition of any sales, use, excise, stamp, transfer, value added, gross receipts or any other taxes, duties, fees or charges (collectively, “Sales Taxes”) that may be imposed on Seller, Buyer or the Engines by any Government Entity in any jurisdiction as a result of the sale or purchase of the Engines under this Agreement. The Purchase Price does not include the amount of any Sales Taxes that may be imposed by any Government Entity in any jurisdiction as a result of the sale of the Engines under this Agreement. Buyer shall be solely responsible for and promptly pay when due, and will on demand indemnify and hold harmless each Seller Indemnitee on a full indemnity, after-tax basis from and against, all Sales Taxes, and all penalties, fines, additions to tax and interest thereon, which may be levied by any Government Entity as a result of or in connection with the sale of the Engines with regard to any time period at or following Delivery, excluding such taxes based upon Seller Indemnitees’ annual income or any Sales Taxes imposed by any jurisdiction prior to Delivery.
4.2    Buyer Indemnity. Buyer agrees to indemnify, defend, save and hold harmless each Seller Indemnitee, in full and on demand from and against any and all losses, liabilities, actions, proceedings,

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penalties, fines, judgments, damages, fees, costs, expenses, claims, obligations, or other liabilities (“Claims”) which may be alleged or incurred by a Seller Indemnitee (regardless of when same are suffered or incurred): (a) arising directly or indirectly out of or in any way connected with the purchase, registration, performance, transportation, management, sale, inspection, testing, delivery, leasing, replacement, removal or redelivery, condition, ownership, manufacture, design, maintenance, service, repair, overhaul, improvement, modification or alteration, possession, control, use, operation or other activity of the Engines by Buyer or relating to loss or destruction of or damage to any property, or death or injury to any person caused by, relating to or arising from or out of (in each case whether directly or indirectly) any of the foregoing matters, or whether it arises out of or is attributable to any act or omission or otherwise of Buyer and in respect of or to the extent attributable to the period from and after Delivery or (b) as a result of the breach by Buyer of any of its obligations, representations or warranties hereunder or any documents entered into in connection therewith or (c) for taxes in any jurisdiction, including interest and penalties thereon, imposed on or in connection with the Engines and which are imposed with regard to the time period after Delivery (but excluding Delivery);
Provided that the indemnities from the Buyer contained in this clause 4.2 shall not extend to any Claims to the extent that such Claims:
(i)    arise out of any act, omission, event or circumstance occurring in respect of the Engines before Delivery;
(ii)    are caused by the willful misconduct or gross negligence of any of the Seller Indemnities;
(iii)    to the extent such Losses arise from an act or omission of Seller or a Seller Indemnitee as a manufacturer, repairer or servicer of aviation products; or
(iv)    are the result of a failure by Seller to comply with any of its obligations under this Agreement or any representation or warranty of Seller contained in this Agreement not being true and correct.
4.3    Seller Indemnity. Seller agrees to indemnify, defend, save and hold harmless each Buyer Indemnitee from and against any and all Claims which may be alleged or incurred by a Buyer Indemnitee (regardless of when same are suffered or incurred): (a) arising directly or indirectly out of or in any way connected with the purchase, registration, performance, transportation, management, sale, inspection, testing, delivery, leasing, replacement, removal or redelivery, condition, ownership, manufacture, design, maintenance, service, repair, overhaul, improvement, modification or alteration, possession, control, use, operation or other activity of the Engines by Seller or relating to loss or destruction of or damage to any property, or death or injury to any person caused by, relating to or arising from or out of (in each case whether directly or indirectly) any of the foregoing matters, or whether it arises out of or is attributable to any act or omission or otherwise of Seller and in respect of or to the extent attributable to the period prior to Delivery (but excluding Delivery); or (b) as a result of the breach by Seller of any of its obligations, representations or warranties hereunder or any documents entered into in connection therewith; or (c) for taxes in any jurisdiction, including interest and penalties thereon, imposed on or in connection with the Engines and which are imposed with regard to the time period prior to Delivery (but excluding Delivery);
Provided that the indemnities from the Seller contained in this clause 4.3 shall not extend to any Claims to the extent that such Claims:
(i)    arise out of any act, omission, event or circumstance occurring in respect of the Engines after Delivery;

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(ii)    are caused by the willful misconduct or gross negligence of any of the Buyer Indemnities;
(iii)    to the extent such Losses arise from an act or omission of Buyer or a Buyer Indemnitee as a manufacturer, repairer or servicer of aviation products; or
(iv)    are the result of a failure by Buyer to comply with any of its obligations under this Agreement or any representation or warranty of Buyer contained in this Agreement not being true and correct.
Any payment or indemnity made under this Section by either party shall include any amount necessary to hold the Seller Indemnitee (or Buyer Indemnitee, as the case may be) harmless on an after-tax basis from all withholding taxes and other taxes, fees and other charges required to be paid with respect to such payment or indemnity under all applicable laws. Each party shall give prompt written notice to the other party of any liability for which it is, or may be, liable under this provision; provided, however, failure to give such notice will not terminate any of the rights of such indemnitee hereunder.
4.4    Insurance. Buyer shall comply with each of the provisions of Exhibit C hereto, which provisions are hereby incorporated by reference as if set forth in full herein.
4.5    Post-Delivery Maintenance Commitment. Buyer and Seller acknowledge that (1) both Engines are undergoing maintenance qualifying as a C check at the Inspection Facility and (2) that the engine mounts for ESN V10543 will be exchanged for acceptable replacement mounts. Buyer and Seller agree that (A) each will be responsible for 50% of the cost of the C checks on the Engines (including without limitation the Engine maintenance items found and corrected by the Inspection Facility), and (B) Seller will be responsible for the costs of the engine mounts exchange, provided that (C) if upon removal and inspection of the engine mounts it is determined that the engine mounts are beyond economic repair (BER), then the engine mount exchange will proceed no further, Seller may retain the engine mounts and Seller shall promptly pay $[ ] to Buyer toward the cost of replacement of the engine mounts. In no event shall Seller’s liability arising under this paragraph exceed $[ ].
4.6    Survival. The parties further agree and confirm that their obligations and agreements in this Section 4 shall survive the execution and delivery of this Agreement and the payment of the Purchase Price for the Engines hereunder.
Section 5.    Excusable Delay. Neither party hereto shall be responsible for, nor be deemed to be in default or breach of, this Agreement as a result of any delay in Delivery due to injunction against sale or any causes beyond its control and not occasioned by its negligence or willful misconduct, including, but not limited to, acts of God or the public enemy, acts of government, civil wars, insurrection or riots, fires, floods, explosions, earthquakes or other casualties, strikes or labor troubles causing cessation, slowdown or interruption of work. Any party failing to perform its obligations under this Agreement as a result of an event described in this Section 5 shall use commercially reasonable efforts to mitigate the damages caused by such event, but shall also use commercially reasonable efforts to perform its obligations hereunder.
Section 6.    Representations and Warranties.
6.1    Representations and Warranties of Seller    . Seller hereby makes the following representations at execution and delivery of this Agreement, and at Delivery:

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(a)    Organization, Etc. Seller is duly formed, validly existing and in good standing under the laws of the jurisdiction of its formation and has the power and authority to enter into and perform its obligations under this Agreement.
(b)    Authorization. Seller has taken, or caused to be taken, all necessary company or organizational action (including, without limitation, the obtaining of any consent or approval of any of its members or any managers required by its certificate of formation, limited liability company agreement or other charter documents) to authorize the execution and delivery of this Agreement and the performance of its obligations hereunder.
(c)    No Violation. The execution and delivery by Seller of this Agreement, the performance by Seller of its obligations hereunder, and the consummation by Seller on the date hereof and on the Delivery Date of the transactions contemplated hereby, do not and will not (i) violate or contravene any provision of any certificate of formation or other charter documents of Seller, (ii) violate or contravene any law applicable to or binding on Seller, or (iii) violate, contravene or constitute any default under, or result in the creation of any Lien under, any indenture, mortgage, chattel mortgage, deed of trust, conditional sales contract, lease, loan or other material agreement, instrument or document to which Seller is a party or by which Seller or any of their respective properties is or may be bound or affected.
(d)    Approvals. The execution and delivery by Seller of this Agreement, the performance by Seller of its obligations hereunder, and the consummation by Seller on the date hereof and on the Delivery Date of the transactions contemplated hereby, do not and will not require the consent, approval or authorization of, or the giving of notice to, or the registration with, or the recording or filing of any documents with, or the taking of any other action in respect of, (i) any trustee or other holder of any debt of Seller, or (ii) any Government Entity.
(e)    Valid and Binding Agreement. This Agreement has been duly authorized, executed and delivered by Seller and, assuming the due authorization, execution and delivery by any other party or parties thereto, this Agreement constitutes the legal, valid and binding obligations of Seller, enforceable against Seller in accordance with the respective terms thereof, except as such enforceability may be limited by bankruptcy, insolvency, reorganization, receivership, moratorium and other similar laws affecting the rights of creditors generally and general principles of equity, whether considered in a proceeding at law or in equity.
(f)    Title. Upon delivery of a Warranty Bill of Sale by Seller to Buyer, Seller shall transfer full good and marketable legal and beneficial title to the Engine to Buyer free and clear of all Liens.
(g)    Litigation. There are no pending or, to the actual knowledge of Seller or any of its affiliates, threatened actions or proceedings against Seller before any court, administrative agency or tribunal which, if determined adversely to Seller, would adversely affect the ability of Seller to perform any of its obligations under this Agreement.
6.2    Representations and Warranties of Buyer. Buyer hereby makes the following representations at execution and delivery of this Agreement, and at Delivery:
(a)    Organization, Etc. Buyer is duly formed, validly existing and in good standing under the laws of the jurisdiction of its formation and has the power and authority to enter into and perform its obligations under this Agreement.
(b)    Corporate Authorization. Buyer has taken, or caused to be taken, all necessary company or organizational action (including, without limitation, the obtaining of any consent or approval of any of its members or any managers required by its certificate of formation, limited liability company

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agreement or other charter documents) to authorize the execution and delivery of this Agreement and the performance of its obligations hereunder.
(c)    No Violation. The execution and delivery by Buyer of this Agreement, the performance by Buyer of its obligations hereunder and thereunder, and the consummation by Buyer on the date hereof and on the Delivery Date of the transactions contemplated hereby and thereby, do not and will not (i) violate or contravene any provision of the constitutive documents of Buyer, (ii) violate or contravene any law applicable to or binding on Buyer, or (iii) violate, contravene or constitute any default under, or result in the creation of any Lien under, any indenture, mortgage, chattel mortgage, deed of trust, conditional sales contract, lease, loan or other material agreement, instrument or document to which Buyer is a party (other than an interest in a general debenture relating to the Buyer’s general financing arrangements with its banking syndicate) or by which Buyer or any of its properties is or may be bound or affected.
(d)    Approvals. The execution and delivery by Buyer of this Agreement, the performance by Buyer of its obligations hereunder and thereunder, and the consummation by Buyer on the date hereof and on the Delivery Date of the transactions contemplated hereby or thereby for such date, do not and will not require the consent, approval or authorization of, or the giving of notice to, or the registration with, or the recording or filing of any documents with, or the taking of any other action in respect of, (i) any trustee or other holder of any debt of Buyer, or (ii) any Government Entity.
(e)    Valid and Binding Agreement. This Agreement has been or will be duly authorized, executed and delivered by Buyer and, assuming the due authorization, execution and delivery by the other party or parties thereto, this Agreement constitutes the legal, valid and binding obligations of Buyer and is or will be enforceable against Buyer in accordance with the respective terms thereof, except as such enforceability may be limited by bankruptcy, insolvency, reorganization, receivership, moratorium and other similar laws affecting the rights of creditors generally and general principles of equity, whether considered in a proceeding at law or in equity.
(f)    Litigation. There are no pending or, to the actual knowledge of Buyer, threatened actions or proceedings against Buyer before any court, administrative agency or tribunal which, if determined adversely to Buyer, would adversely affect the ability of Buyer to perform any of its obligations under this Agreement.
6.3    Limitation of Warranties and Agreements. THE ENGINES, THE PARTS THEREOF, AND ANY OTHER THING DELIVERED, SOLD OR TRANSFERRED HEREUNDER ARE BEING SOLD AND TRANSFERRED TO BUYER AND ACCEPTED BY BUYER HEREUNDER “AS-IS, WHERE-IS,” WITH ALL FAULTS. BUYER UNCONDITIONALLY AGREES THAT AS BETWEEN BUYER AND SELLER THE ENGINES AND EACH PART THEREOF IS TO BE SOLD AND PURCHASED IN AN AS IS, WHERE IS, WITH ALL FAULTS CONDITION AS AT THE DELIVERY DATE, AND NO WARRANTY, REPRESENTATION OR COVENANT OF ANY KIND HAS BEEN ACCEPTED, MADE OR IS GIVEN BY SELLER OR ITS SERVANTS OR AGENTS IN RESPECT OF THE AIRWORTHINESS, VALUE, QUALITY, DURABILITY, CONDITION, DESIGN, OPERATION, DESCRIPTION, MERCHANTABILITY OR FITNESS FOR USE OR PURPOSE OF THE ENGINES OR ANY PART THEREOF, AS TO THE ABSENCE OF LATENT, INHERENT OR OTHER DEFECTS (WHETHER OR NOT DISCOVERABLE), AS TO THE COMPLETENESS OR CONDITION OF THE ENGINE RECORDS, OR AS TO THE ABSENCE OF ANY INFRINGEMENT OF ANY PATENT, COPYRIGHT, DESIGN OR OTHER PROPRIETARY RIGHTS; AND ALL CONDITIONS, WARRANTIES AND REPRESENTATIONS (OR OBLIGATION OR LIABILITY, IN CONTRACT OR IN TORT) IN RELATION TO ANY OF THOSE MATTERS, EXPRESSED OR IMPLIED, STATUTORY OR OTHERWISE, ARE EXPRESSLY EXCLUDED.

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Section 7.    Miscellaneous.
7.1    Notices. Every notice, request, demand or other communication (collectively, “Notice”) under this Agreement shall:
(a)    be in writing delivered personally or by prepaid courier or other similar services or by electronic mail and in the case of a Notice sent by e-mail, shall be accompanied by a copy sent by prepaid air mail letter;
(b)    be deemed to have been received, in the case of an e-mail upon the earlier of (i) confirmation of receipt of such e-mail by the addressee; or (ii) on the fifth day after sending, provided the sender thereof has not received actual notice of failed delivery, and, in the case of a Notice delivered personally or by courier service, when delivered (provided that if delivery is tendered but refused, such Notice shall be deemed effective upon such tender); and
(c)    be sent:
to Buyer at:
Cross Ocean FUND 1 (INTL) 5 Designated Activity Company
20 Horseneck Lane
Greenwich, CT  06830
Attention: Brandt Wilson
Telephone: (203) 340-7863
Email: BW@crossoceanpartners.com

to Seller at:

Contrail Aviation Support, LLC
435 Investment Court
Verona, WI 53593
Attention: Joseph G. Kuhn
Telephone: (608) 848-8100
Email: joe@contrail.com

or to such other address or facsimile number as is notified by one party to the other party under this Agreement.
7.2    Assignment. This Agreement may not be assigned by either party without the prior written consent of the other party hereto.
7.3    Headings. All headings in this Agreement are for convenience only, and are not a substantive part of this Agreement.
7.4    Brokers’ Commissions.
(a)    Buyer represents that it has not engaged any agent or broker entitled to any compensation as a result of the transactions contemplated by this Agreement. Buyer agrees to indemnify each Seller Indemnitee from and against all claims, demands, liabilities, damages, losses and judgments (including reasonable attorneys’ fees, consultants’ fees and court costs) which arise out of Buyer’s actions with respect to agents or brokers.

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(b)    Seller represents that it has not engaged any agent or broker entitled to any compensation as a result of the transactions contemplated by this Agreement. Seller agrees to indemnify each Buyer Indemnitee from and against all claims, demands, liabilities, damages, losses and judgments (including reasonable attorneys’ fees, consultants’ fees and court costs) which arise out of Seller’s obligations, if any, to agents or brokers.
7.5    Survival of Representations, Warranties, Covenants and Indemnities. Each of the representations, warranties, covenants and indemnities of the parties hereto shall survive the execution and delivery of this Agreement and the Delivery of the Engines.
7.6    Governing Law; Jurisdiction.
(a)     THIS AGREEMENT SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK, U.S.A. APPLICABLE TO CONTRACTS MADE AND TO BE PERFORMED ENTIRELY WITHIN SUCH STATE WITHOUT REGARD FOR CONFLICT OF LAW PRINCIPLES (OTHER THAN THE PROVISIONS OF SECTION 5-1401 OF THE GENERAL OBLIGATIONS LAW OF THE STATE OF NEW YORK).
(b)    The parties agree that the federal courts located in New York, New York (in the Borough of Manhattan) are to have exclusive jurisdiction to settle any disputes in connection with this Agreement and any other matters related hereto and hereby irrevocably submit to the exclusive jurisdiction of such courts in connection with this Agreement and any other matters related hereto.
(c)    Each party hereto:
(i)    waives objection to such courts on grounds of inconvenient forum, venue or otherwise as regards proceedings in connection with this Agreement and other documents related hereto; and
(ii)    agrees that (subject to permitted appeals) a judgment or order of such a court in connection with this Agreement or the other documents related hereto is conclusive and binding on it and may be enforced against them in the courts of any other jurisdiction.
7.7    Entire Agreement. This Agreement shall constitute the entire agreement between the parties with respect to the transactions contemplated herein, supersede any prior or contemporaneous agreements, whether oral or in writing, between the parties, and this Agreement shall not in any manner be supplemented, amended or modified except by a writing executed on behalf of the parties by their authorized representatives. This Agreement shall not be interpreted or construed against any party to this Agreement because that party or attorney for that party drafted the Agreement or participated in the drafting of this Agreement, and the parties expressly waive any law, common law or court decision to the contrary.
7.8    Waivers    . The waiver of performance of any term of this Agreement in a particular instance shall not constitute a waiver of any subsequent breach or preclude either party from thereafter demanding performance thereof according to the provisions hereof.
7.9    Unenforceability. Any provision of this Agreement that is prohibited or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining provisions hereof or affecting the validity or enforceability of such provisions in any other jurisdiction.

11

7.10    Counterparts. This Agreement may be executed simultaneously in one or more counterparts, each of which shall be deemed an original, but both of which together will constitute one and the same agreement, and which shall be sufficiently evidenced by any one of such original counterparts. A facsimile signature on any counterpart hereto will be deemed an original for all purposes.
7.11    Expenses. Except as otherwise expressly provided herein, each party shall be responsible for and shall pay the costs and expenses incurred by it in connection with the negotiation and drafting of this Agreement and the consummation of the transactions contemplated hereby, including attorneys’ fees and expenses and technical, inspection and/or appraisal costs.
7.12    Confidentiality. The parties each acknowledge that the commercial and financial information contained in this Agreement is considered confidential. The parties each agree that it will treat the contents and subject matter of this Agreement as confidential and will not, without the prior written consent of the other, disclose this Agreement or the subject matter hereof to any third party except to their respective affiliates and its and their respective employees, officers, directors, managers, partners, professional advisors, potential financing sources, insurance brokers, auditors and or other agents (“Representatives”), as may be required by applicable law or rule or regulation, or as may be required to enforce the terms of this Agreement. Upon disclosure required by any applicable law, rule or regulation, such disclosing party shall use its commercially reasonable efforts to secure confidential treatment from all recipients of such confidential information and shall cooperate with the efforts of the other party to ensure such treatment; provided that this sentence shall not apply where such disclosure makes the previously confidential information publicly available. Each party shall inform its Representatives that it expects them to comply with the provisions of this Section 7.12 and each party shall be responsible for any breach of the provisions of this Section 7.12 by any of its Representatives.
7.13    No Third Party Beneficiaries. Except as provided in Sections 4 and 7.4 hereof, no third party is intended to benefit from, nor may any third party seek to enforce any of the provisions of, this Agreement.
7.14    Limitation of Damages. No party will in any event be liable to any other party for any indirect, special, consequential or punitive damages arising out of any breach or otherwise in respect of this Agreement or the subject matter hereof, except, for the avoidance of doubt, to the extent the indemnification provisions hereunder require an indemnity in respect of such damages which are recoverable by a person not a party hereto against a Seller Indemnitee or a Buyer Indemnitee, it being understood that this provision shall not limit or expand the scope or content of such indemnification provisions.
7.15    Cape Town Convention. Seller hereby covenants and agrees that once legal title to an Engine has duly passed to Buyer pursuant to a Warranty Bill of Sale, Seller will consent to the registration at the International Registry (as defined in the Cape Town Convention) of a contract of sale registration for such Engine with respect to the Warranty Bill of Sale.
7.16    Know your Customer. Buyer and Seller each represents and warrants, as to itself, that neither it, nor any of its officers, directors, shareholders or owners is a Specifically Designated National or on the Blocked Persons List promulgated by United States Department of Treasury’s Office of Foreign Assets Control nor Buyer nor Seller nor any such person mentioned above on any other similar list maintained by the United States Department of State, the United States Department of Commerce or any other United States governmental body or pursuant to any Executive Order of the President of the United States of America. Buyer hereby represents and warrants to Seller, as of the date hereof, and as of each

12

Delivery Date (which representations and warranties shall survive the date as of which such representations and warranties were made), that: it has complied with all applicable Sanctions Laws and Regulations.
“Sanctions Laws and Regulations” means (i) each of the Trading With the Enemy Act of 1917, the International Emergency Economic Powers Act, the Arms Export Control Act, the Export Administration Act, the Export-Import Bank Act, and the Nuclear Proliferation Prevention Act; (ii) applicable Executive Orders issued by the President of the United States of America; (iii) applicable regulations of the Office of Foreign Assets Control of the U.S. Department of the Treasury (“OFAC”), the Export Administration Regulations (“EAR”) administered by the U.S. Department of Commerce (“DOC”), the International Traffic in Arms Regulations (“ITAR”) administered by the U.S. Department of State (“DOS”), and regulations administered by any other agency of the Government of the United States of America; (iv) any other applicable law or regulation of the United States of America that may be in effect from time to time and which may restrict, limit, or prohibit transactions with a foreign government, entity, person, or country or with any person or entity that owns the foregoing; and (v) applicable resolutions, orders, or regulations of the United Nations.

[Signature page follows.]

13

IN WITNESS WHEREOF, Seller and Buyer have executed this Agreement as of the date first above written.

CONTRAIL AVIATION SUPPORT, LLC, as Seller By: /s/ Joseph G. Kuhn Name: Joseph G. Kuhn Title: CEO	CROSS OCEAN AVIATION FUND 1 (INTL) 5 DAC, as Buyer By: /s/ David O’Brien Name: David O’Brien Title: Director

SCHEDULE 1
DELIVERY CONDITION
The Engines shall be delivered in the following condition on the Delivery Date and otherwise in “as-is, where-is” condition:
1.    Full QEC configuration as set out in Schedule 2 attached hereto.
2.    Buyer shall have received a current FAA 8130-3/Dual Release Certificate evidencing the serviceability of each Engine.
3.    Buyer shall have received an acceptable industry standard “Tie-In Letter”, the form of which will be agreed upon in connection with the execution of this Agreement, tracing each Engine back to its last operator.
4.    Receipt by Buyer of an executed standard Non-Incident/Non-Accident Statement certifying that each Engine has not been involved in any reportable incident or accident.
5.    All other installed components preserved per industry stand procedures consistent with the manufacturer’s AMM guidelines.
6.    Vapor barrier wrapped per industry standards.
7.    All related Engine Records related to the foregoing.

SCHEDULE 2
FORM QEC LISTING

A IR C RA F T I NS P EC T I O N & MA NA GEMEN T , L LC
2481 W. Poppy Avenue, Tucson, Arizona 85705 – Office (520) 399-6489 Fax (920) 579-8855
FAA CRS # 8 AJR305B / EASA 145.6258
Specializing Worldwide in
CFM56-3/5/7 Surgical Strike Repair / Modular Maintenance Borescope Inspections LPT & HPC Boroblend Repairs
Top & Bottom Case Repairs Engine Runs Removal & Installation of Engines & APU’s
8130 Dual Release Serviceable Tags Equipment Rental Records Review
AIMFAAMRO.COM FAA & EASA CERTIFIED REPAIR STATION

WORK ORDER #:		19-08-22-02R
CUSTOMER:		Contrail Aviation Support
ESN:		V11255			V2500 Series
ENGINE MODEL:		V2524-A5			QEC INVENTORY REPORT REVISION 1
DATE		September 5th, 2019
	Description of Component	Typical Part Number	Qty req	Part No. Installed	Serial No	Installed? (Y / N)
I	LP/HP FUEL PUMP	5009913G	1	5009913G	4736	y
2	FUEL DIVERTER & RETURN VALVE	17300G09	1	17300G09	1193	y
3	FUEL METERING UNIT	8061-636	1	8061-639	13182241	y
4	ENGINE ELECTRONIC CONTROL	824972-7-022	1	824972-11-022	2540-6548	y
5	ACOC AIR CONTROL VALVE	8910-620	1	TYl558-52	P523	y
6	IDG OIL TEMP THERMOCOUPLE	73984300	1	73984300	4698	y
7	IDG OIL COOLER	16844-000-C	1	16844--000-C	1346	y
8	IDG	766219	1	772292	198	y
9	HYDRAULIC PUMP	3031863-001	1	3031863-00 I	MX658425	y
10	IP BLEED CHECK VALVE	2290B020000	1	2293B020000	10456	y
I I	HIGH PRESS. BLD VALVE	6773E010000	1	6713D080000	1796	y
12	PRSOV	6740F010000	1	6714D070000	1532	y
13	FRONT MOUNT	745-2010-503	1	740-2011-505	22102	y
14	REAR MOUNT	740-2041-503	1	740-2041-503	10703	y
15	RELAY BOX	005RL03	1	005-RL-05	1318	y
16	FUEL DISTIBUTOR VALVE	796050-1	1	796050-1	F54632	y
17	DATA ENTRY PLUG	2A3106CLOI	1	2A3106CLOI	PSGCAK3553	y
18	PMA STATOR	430201	1	430201-1	105	y
19	FUEL FLOW TRANSMITTER	9-217-59	1	9-217-59	T8163	y
20	FUEL FILTER DP SWITCH	21SN04-300B	1	21SN04-300B	FOl5396	y
21	FUEL TEMP THERMOCOUPLE	22912-000	1	22912-000	343918	y
22	IGNITION EXCITER A	9045415-5	1	9045415-5	N/V	y
23	IGNITION EXCITER B	9045415-5	1	9045415-5	N/V	y
24	ACAC	Dl876-IOOOA	1	DI 876-5000A	17038196	y
25	ACC VALVE	5860016-139	1	5860016-139	1897	y

	Description of Component	Typical Part Number	Qty req	Part No. Installed	Serial No	Installed? (Y / N)
26	ACC ACTUATOR	5860017-139	1	5860017-139	2194	y
27	BLEED ACTUATOR MASTER	177901		1777MK3	17771357	y
28	BSBVA SLAVE	1778MK I	1	1778MKI	17781287	y
29	VARIABLE STATOR VANE ACTUATOR	2607MK2	1	G4000VSVAOI	AAG I7-133	y
30	HPC STG. 7 SOLENOID VLV.	AC69572	1	AC69572	EGX078	y
31	HPC STG. 7 SOLENOID VLV.	AC69572	1	AC69572	EGX073	y
32	HPC STG. 7 SOLENOID VLV.	AC69572	1	AC69572	EGX082	y
33	HPC ZONE 2 FIRE DETECTOR	7827-02	1	3601-97-650	106872	y
34	HPC ZONE 2 FIRE DETECTOR	7827-02	1	3601-97-650	106871	y
35	HPC STG 7 Bleed Valve	AC69924	1	AC69924	EHV I59	y
36	HPC STG 7 Bleed Valve	EB101729B	1	AC69924	EH4282	y
37	HPC STG 7 Bleed Valve	EBI0I729B	1	AC69924	EAF210	y
38	HPC STAGE IO SOLENOID VALVE	AC69576	1	AC69576	EGV671	y
39	HPC STAGE 10 SOLENOID VALVE	AC69674	1	AC69574	EHQ079	y
40	OIL QTY. TRANSMITTER	76-167-4	1	76-167-4	728014	y
41	OIL PRESS. TRANSMITTER	41SG240-l	1	4ISG240-l	B054264	y
42	LOW OIL PRESS. SWITCH	21SN04-275A	1	21SN04-275A	F040693	y
43	SCAVENGE F. PRESS. SWITCH	21 SN04-298A	1	21SN04-298A	B025977	y
44	STARTER	790425A6	1	790425A9	PS4-1056	y
45	STARTER AIR VALVE	790424-4 -	1	790424-4	Al l 79	y
46	STAGE IO AIR VALVE	5860010-108	1	N/V	N/V	y
47	HPC STG IO BLEED V/\LVE	5950041-108	1	5950041-108	1428	y
48	VIBRATION TRANSDUCER	!	1	144-171-000-111	1941	y
49	OIL TANK ASSY.	4A7004-0l	1	4A7004-0l	FACT2061-FLS8	y
50	AIR COOLED OIL COOLER	50069001 -1	1	50026001-1	1365	y
51	N0.4 BEARING SCAVENGE V/\LVE	32F0003	1	1779MK2	1779128	y
52	N0.4 BRG PRESSURE TRANSDUCER	41SG272-5	1	42SG272-5	J0!7176	y
53	PUMP ASSY OIL SCAVENGE	4A7121	1	4A7124A	FACT2063	y
54	PUMP & FILTER ASSY OIL. PRESS.	4A7110	1	4A7110	FACT5801	y
55	GEAR BOX HOUSING	4Al075-C	1	4Al075-C	603024	y
INSPECTOR: (SIGN)         STAMP:    REVISION 1 DATE:
NOV 7, 2019
____________________

A IR C RA F T I NS P EC T I O N & MA NA GEMEN T , L LC
2481 W. Poppy Avenue, Tucson, Arizona 85705 – Office (520) 399-6489 Fax (920) 579-8855
FAA CRS # 8 AJR305B / EASA 145.6258
Specializing Worldwide in
CFM56-3/5/7 Surgical Strike Repair / Modular Maintenance Borescope Inspections LPT & HPC Boroblend Repairs
Top & Bottom Case Repairs Engine Runs Removal & Installation of Engines & APU’s
8130 Dual Release Serviceable Tags Equipment Rental Records Review
AIMFAAMRO.COM FAA & EASA CERTIFIED REPAIR STATION

WORK ORDER #:		19-08-22-02R
CUSTOMER:		Contrail Aviation Support
ESN:		V10543			V2500 SERIES
ENGINE MODEL:		V2527E-A5			QEC INVENTORY REPORT REVISION 1
DATE		September 6th, 2019
	Description of Component	Typical Part Number	Qty req	Part No. Installed	Serial No	Installed? (Y / N)
1	LP/HP FUEL PUMP	5009913G	1	5009913E	3391	y
2	FUEL DIVERTER & RETURN VALVE	17300G09	1	17300G09	2283	y
3	FUEL METERING UNIT	8061·636	1	8061-639	11977388	y
4	ENGINE ELECTRONIC CONTROL	824972-7-022	1	824972-7-022	2540-1155	y
5	ACOC AIR CONTROL VALVE	8910-620	1	8910-620	13965748	y
6	IDG OIL TEMP THERMOCOUPLE	73984300	1	73984300	2739	y
7	IDG OIL COOLER	16844-000-C	1	16844-000-C	607	y
8	IDG	766219	1	766219	W0266	y
9	HYDRAULIC PUMP	3031863-001	1	4205401	42054015167	y
JO	IP BLEED CHECK VALVE	2290B020000	I	2290B020000	01493A	y
11	HIGH PRESS. BLD VALVE	6773E010000	I	6713D080000	624	y
12	PRSOV	6740F010000	1	6714D070000	702	y
13	FRONT MOUNT	745-2010-503	1	740-2011-505	81297	y
14	REAR MOUNT	740-2041-503	1	740-2040-503	82197	y
15	RELAY BOX	005RL03	I	005RL03	2271	y
16	FUEL DISTIBUTOR VALVE	796050-1	1	796051-1	745019	y
17	DATA ENTRY PLUG	2A3106CL01	1	2A3106CL01	PS6CAJ2753	y
18	PMA STATOR	430201	1	430201-1	658	y
19	FUEL FLOW TRANSMITTER	9-217-59	1	9-217-59	19718	y
20	FUEL FILTER DP SWITCH	21 SN04-300B	1	21SN04-300B	W64596	y
21	FUEL TEMP THERMOCOUPLE	22912-000	1	22912-000	353203	y
22	IGNITION EXCITER A	9045415-5	1	9045415-5	N/V	y
23	IGNITION EXCITER B	9045415-5	1	9045415-5	N/V	y
24	ACAC	Dl876-1000A	1	Dl876-1000A	4111083	y
25	ACC VALVE	5860016-139	1	5860016-139	1144	y

	Description of Component	Typical Part Number	Qty req	Part No. Installed	Serial No	Installed? (Y / N)
26	ACC ACTUATOR	5860017-139	1	5860017-144	588	y
27	BSBVA MASTER	177901		1777MK3	1777601	y
28	BSBVA SLAVE	1778MKI	1	1778MKI	I 77857I	y
29	VARIABLE STATOR VANE ACTUATOR	2607MK2	1	2607MK3	2607707	y
30	HPC STG. 7 SOLENOID VLV.	AC69572	1	AC69572	EAS082	y
3I	HPC STG. 7 SOLENOID VLV.	AC69572	1	AC69572	EAT072	y
32	HPC STG. 7 SOLENOID VLV.	AC69572	1	AC69572	ECW068	y
33	HPC ZONE 2 FIRE DETECTOR	7827-02	1	360I-97-650	92I 08	y
34	HPC ZONE 2 FIRE DETECTOR	7827-02	1	360I-97-650	92I 09	y
35	HPC STG 7 Bleed Valve	AC69924	1	EB101729B	KAB427	y
36	HPC STG 7 Bleed Valve	EB101729B	1	EB101729B	MBBI20	y
37	HPC STG 7 Bleed Valve	EB101729B	1	EBI01729B	KMA220	y
38	HPC STAGE IO SOLENOID VALVE	AC69576	1	AC69576	BDUI43	y
39	HPC STAGE IO SOLENOID VALVE	AC6964	1	AC69245	MBB2I6	y
40	HPC STAGE IO SOLENOID VALVE	AC69674	1	AC69674	ED4299	y
4I	OIL QTY. TRANSMITTER	76-I67-4	1	76-I67-10	AAR0729	y
42	OIL PRESS. TRANSMITTER	41SG240-l	1	4ISG240-I	144430	y
43	LOW OIL PRESS. SWITCH	21SN04-275A	1	2ISN04-275A	W64073	y
44	SCAVENGE F. PRESS. SWITCH	21SN04-298A	1	2 I SN04-298A	W64997	y
45	STARTER	790425A6	1	790425A6	Al0078	y
46	STARTER AIR VALVE	790424-4	1	790424-4	A0726	y
47	STAGE 10 AIR VALVE	5860010-108	1	58600I0-108	1380	y
48	HPC STG 10 BLEED V /\LYE	595004I-108	1	5950041-108	382	y
49	VIBRATION TRANSDUCER	144-171-000-111	1	144-171-000-111	AC47686	y
50	OIL TANK ASSY.	4A7004-0I	1	4A7004-0IC	FAAY3942	y
5I	AIR COOLED OIL COOLER	50069001 -1	1	5006900I-I	HEX35-2292	y
52	N0.4 BEARING SCAVENGE VA LVE	32F0003	1	32F0003	TE000975	y
53	N0.4 BRG PRESSURE TRANSDUCER	4ISG272-5	1	42SG272-5	C0I3556	y
54	PUMP ASSY OIL SCAVENGE	4A7I2I	1	4A7I2I	FAAJ0074	y
55	PUMP & FILTER ASSY OIL PRESS.	4A7I 10	1	4A7I I O	FAAY3923	y
56	GEAR BOX HOUSING	4A1075-C	1	4A1 075-C	602303	y
INSPECTOR: (SIGN)             STAMP:         REVISION 1 DATE:
NOV 7, 2019

____________________

WARRANTY BILL OF SALE

November 8, 2019

CONTRAIL AVIATION LEASING, LLC ("Seller") owns full legal and beneficial title to that certain V2524-A5 model engine bearing manufacturer's serial number V 11255 in full QEC configuration and all available engine records associated therewith (collectively, the “Engine”).

For [ ] ($[ ]), and other good and valuable consideration the receipt and sufficiency of which are hereby acknowledged, Seller hereby sells, grants, transfers and delivers to CONTRAIL AVIATION SUPPORT, LLC (“Buyer”), full legal and beneficial title and interest in and to the Engines.

The undersigned hereby warrants to Buyer (and Buyer's successors and assigns) that Seller conveys to Buyer full good and marketable legal and beneficial title to the Engine, free and clear of all liens and encumbrances, and that Seller shall warrant and defend such title against any claims and demands; provided, that the Engine is otherwise conveyed “AS IS”, “WHERE IS” AND “WITH ALL FAULTS” AND (EXCEPT AS PREVIOUSLY PROVIDED IN THIS PARAGRAPH) WITHOUT REPRESENTATION OR WARRANTY OF ANY TYPE OR KIND, EXPRESS OR IMPLIED, WITH RESPECT THERETO (INCLUDING, WITHOUT LIMITATION, AS TO CONDITION, MERCHANTABILITY OR FITNESS FOR ANY PARTICULAR PURPOSE) and is subject to each and every disclaimer contained in the Purchase Agreement.

THIS WARRANTY BILL OF SALE IS GOVERNED BY AND SHALL BE CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK, U.S.A. APPLICABLE TO CONTRACTS MADE AND TO BE PERFORMED ENTIRELY WITHIN SUCH STATE WITHOUT REGARD FOR CONFLICT OF LAW PRINCIPLES (OTHER THAN THE PROVISIONS OF SECTION 5-1401 OF THE GENERAL OBLIGATIONS LAW OF THE STATE OF NEW YORK).

[Signature page follows.]

IN WITNESS WHEREOF, Seller has caused this Warranty Bill of Sale to be executed in its name as of the date first written above.

CONTRAIL AVIATION LEASING, LLC, as
Seller

By: /s/ Joseph G. Kuhn
Name: Joseph G. Kuhn
Title: CEO

WARRANTY BILL OF SALE
November 8, 2019
CONTRAIL AVIATION SUPPORT, LLC (“Seller”) owns full legal and beneficial title to that certain V2524-A5 model engine bearing manufacturer’s serial number V11255, including the QEC (as defined in the Engine Sale and Purchase Agreement executed by the parties and dated as of November 8, 2019 (the “Purchase Agreement”)) and all other Parts installed thereon, attached thereto or in Seller’s possession and any loose equipment specific thereto, the Engine Records, and the Engine Stand (collectively, as more particularly described on Schedule 1 to the Purchase Agreement, the “Engine”). For avoidance of doubt, the term “Engine” specifically excludes the nose cowl, common nozzle assembly (“CNA”) and thrust reverser associated with the Engine, as further described in Schedule 2 to the Purchase Agreement.
For good and valuable consideration the receipt and sufficiency of which are hereby acknowledged, Seller hereby sells, grants, transfers and delivers to CROSS OCEAN AVIATION FUND 1 (INTL) 5 DAC (“Buyer”), full legal and beneficial title and interest in and to the Engine.
This Warranty Bill of Sale is delivered pursuant to the Purchase Agreement, between Seller and Buyer. Capitalized terms used but not defined herein have the meanings ascribed thereto in the Agreement.
The undersigned hereby warrants to Buyer (and Buyer’s successors and assigns) that Seller conveys to Buyer full good and marketable legal and beneficial title to the Engine, the Engine Stand and the Engine Records, free and clear of all Liens, and that Seller shall warrant and defend such title against any claims and demands; provided, that the Engine, the Engine Stand and the Engine Records are otherwise conveyed “AS IS”, “WHERE IS” AND “WITH ALL FAULTS” AND (EXCEPT AS PREVIOUSLY PROVIDED IN THIS PARAGRAPH) WITHOUT REPRESENTATION OR WARRANTY OF ANY TYPE OR KIND, EXPRESS OR IMPLIED, WITH RESPECT THERETO (INCLUDING, WITHOUT LIMITATION, AS TO CONDITION, MERCHANTABILITY OR FITNESS FOR ANY PARTICULAR PURPOSE) and is subject to each and every disclaimer contained in the Purchase Agreement.
THIS WARRANTY BILL OF SALE IS GOVERNED BY AND SHALL BE CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK, U.S.A. APPLICABLE TO CONTRACTS MADE AND TO BE PERFORMED ENTIRELY WITHIN SUCH STATE WITHOUT REGARD FOR CONFLICT OF LAW PRINCIPLES (OTHER THAN THE PROVISIONS OF SECTION 5-1401 OF THE GENERAL OBLIGATIONS LAW OF THE STATE OF NEW YORK).
[Signature page follows.]

IN WITNESS WHEREOF, Seller has caused this Warranty Bill of Sale to be executed in its name as of the date first written above.

CONTRAIL AVIATION SUPPORT, LLC, as Seller By: /s/ Joseph G. Kuhn Name: Joseph G. Kuhn Title: CEO

WARRANTY BILL OF SALE
November 8, 2019
CONTRAIL AVIATION SUPPORT, LLC (“Seller”) owns full legal and beneficial title to that certain V2527-A5 model engine bearing manufacturer’s serial number and V10543, including the QEC (as defined in the Engine Sale and Purchase Agreement executed by the parties and dated as of November 8, 2019 (the “Purchase Agreement”)) and all other Parts installed thereon, attached thereto or in Seller’s possession and any loose equipment specific thereto, the Engine Records, and the Engine Stand (collectively, as more particularly described on Schedule 1 to the Purchase Agreement, the “Engine”). For avoidance of doubt, the term “Engine” specifically excludes the nose cowl, common nozzle assembly (“CNA”) and thrust reverser associated with the Engine, as further described in Schedule 2 to the Purchase Agreement.
For good and valuable consideration the receipt and sufficiency of which are hereby acknowledged, Seller hereby sells, grants, transfers and delivers to CROSS OCEAN AVIATION FUND 1 (INTL) 5 DAC (“Buyer”), full legal and beneficial title and interest in and to the Engine.
This Warranty Bill of Sale is delivered pursuant to the Purchase Agreement, between Seller and Buyer. Capitalized terms used but not defined herein have the meanings ascribed thereto in the Agreement.
The undersigned hereby warrants to Buyer (and Buyer’s successors and assigns) that Seller conveys to Buyer full good and marketable legal and beneficial title to the Engine, the Engine Stand and the Engine Records, free and clear of all Liens, and that Seller shall warrant and defend such title against any claims and demands; provided, that the Engine, the Engine Stand and the Engine Records are otherwise conveyed “AS IS”, “WHERE IS” AND “WITH ALL FAULTS” AND (EXCEPT AS PREVIOUSLY PROVIDED IN THIS PARAGRAPH) WITHOUT REPRESENTATION OR WARRANTY OF ANY TYPE OR KIND, EXPRESS OR IMPLIED, WITH RESPECT THERETO (INCLUDING, WITHOUT LIMITATION, AS TO CONDITION, MERCHANTABILITY OR FITNESS FOR ANY PARTICULAR PURPOSE) and is subject to each and every disclaimer contained in the Purchase Agreement.
THIS WARRANTY BILL OF SALE IS GOVERNED BY AND SHALL BE CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK, U.S.A. APPLICABLE TO CONTRACTS MADE AND TO BE PERFORMED ENTIRELY WITHIN SUCH STATE WITHOUT REGARD FOR CONFLICT OF LAW PRINCIPLES (OTHER THAN THE PROVISIONS OF SECTION 5-1401 OF THE GENERAL OBLIGATIONS LAW OF THE STATE OF NEW YORK).
[Signature page follows.]

IN WITNESS WHEREOF, Seller has caused this Warranty Bill of Sale to be executed in its name as of the date first written above.

CONTRAIL AVIATION SUPPORT, LLC, as Seller By: /s/ Joseph G. Kuhn Name: Joseph G. Kuhn Title: CEO

TECHNICAL ACCEPTANCE CERTIFICATE
As of November 8, 2019, CROSS OCEAN AVIATION FUND 1 (INTL) 5 DAC (the “Buyer”), pursuant to the terms of that certain Engine Sale and Purchase Agreement dated as of November 8, 2019 (the “Agreement”) among Buyer and CONTRAIL AVIATION SUPPORT, LLC (“Seller”), hereby accepts the technical condition of:
one V2524-A5 model engine bearing manufacturer’s serial number V11255, including the QEC and all other Parts installed thereon installed thereon, attached thereto or in Seller’s possession and any loose equipment specific thereto, the Engine Records, and the Engine Stands (collectively, as more particularly described on Schedule 1 to the Agreement, an “Engine”);
for all purposes under Section 2.6 of the Agreement and acknowledges that the condition of the Engine and related Engine Records and Engine Stand are acceptable to it and the Engine is in the condition contemplated for delivery to Buyer under the Agreement. For avoidance of doubt, the term “Engines” specifically excludes the nose cowls, common nozzle assemblies (“CNAs”) and thrust reversers associated with each Engine, as further described in Schedule 2 to the Agreement.
Capitalized terms used but not defined herein have the meanings ascribed thereto in the Agreement.
Buyer hereby unconditionally and irrevocably acknowledges and agrees that the above listed Engine and the Engine Records are technically accepted by Buyer without exception as of the date hereof.
[Signature page follows.]

IN WITNESS WHEREOF, Buyer has caused this Technical Acceptance Certificate to be executed in its name as of the date first written above.

CROSS OCEAN AVIATION FUND 1 (INTL) 5 DAC, as Buyer By: /s/ David O’Brien Name: David O’Brien Title: Director

TECHNICAL ACCEPTANCE CERTIFICATE
As of November 8, 2019, CROSS OCEAN AVIATION FUND 1 (INTL) 5 DAC (the “Buyer”), pursuant to the terms of that certain Engine Sale and Purchase Agreement dated as of November 8, 2019 (the “Agreement”) among Buyer and CONTRAIL AVIATION SUPPORT, LLC (“Seller”), hereby accepts the technical condition of:
one V2527-A5 model engine bearing manufacturer’s serial number V10543, including the QEC and all other Parts installed thereon installed thereon, attached thereto or in Seller’s possession and any loose equipment specific thereto, the Engine Records, and the Engine Stands (collectively, as more particularly described on Schedule 1 to the Agreement, an “Engine”);
for all purposes under Section 2.6 of the Agreement and acknowledges that the condition of the Engine and related Engine Records and Engine Stand are acceptable to it and the Engine is in the condition contemplated for delivery to Buyer under the Agreement. For avoidance of doubt, the term “Engines” specifically excludes the nose cowls, common nozzle assemblies (“CNAs”) and thrust reversers associated with each Engine, as further described in Schedule 2 to the Agreement.
Capitalized terms used but not defined herein have the meanings ascribed thereto in the Agreement.
Buyer hereby unconditionally and irrevocably acknowledges and agrees that the above listed Engine and the Engine Records are technically accepted by Buyer without exception as of the date hereof.
[Signature page follows.]

IN WITNESS WHEREOF, Buyer has caused this Technical Acceptance Certificate to be executed in its name as of the date first written above.

CROSS OCEAN AVIATION FUND 1 (INTL) 5 DAC, as Buyer By: /s/ David O’Brien Name: David O’Brien Title: Director

DELIVERY CERTIFICATE
November 8, 2019

Reference is made to that certain pursuant to the terms of that certain Engine Sale and Purchase Agreement dated as of November 8, 2019 (the “Agreement”) between CROSS OCEAN AVIATION FUND 1 (INTL) 5 DAC (the “Buyer”) and CONTRAIL AVIATION SUPPORT, LLC (“Seller”). Capitalized terms used but not defined herein shall have the respective meanings set forth in the Agreement.

Buyer hereby irrevocably accepts delivery of that certain V2524-A5 model engine bearing manufacturer’s serial number V11255, including the QEC and all other Parts installed thereon installed thereon, attached thereto or in Seller’s possession and any loose equipment specific thereto, the Engine Records, and the Engine Stands (collectively, as more particularly described on Schedule 1 to the Agreement, the “Engines” and each an “Engine”). For avoidance of doubt, the term “Engine” specifically excludes the nose cowl, common nozzle assembly (“CNA”) and thrust reverser associated with the Engine, as further described in Schedule 2 to the Agreement.
Such delivery of the Engine is being made at Aircraft Inspection & Management, LLC in Tucson, Arizona at 1:24 p.m. EST on November 8, 2019.

Buyer hereby unconditionally and irrevocably acknowledges and agrees that (i) the Engine is in the condition required by the Agreement; (ii) Seller has satisfied, or Buyer has waived, as the case may be, each of the conditions set forth in Section 3.1 of the Agreement; (iii) the Engine is satisfactory and acceptable to Buyer in all respects, and is hereby accepted by Buyer under the terms of the Agreement; and (iv) risk of loss, ownership of, and title to the Engine has been transferred to, and accepted by, Buyer on the date and at the time specified above.

[Signature page follows.]

IN WITNESS WHEREOF, Buyer has caused this Delivery Certificate to be executed in its name as of the date first written above.

CROSS OCEAN AVIATION FUND 1 (INTL) 5 DAC, as Buyer By: /s/ David O’Brien Name: David O’Brien Title: Director

DELIVERY CERTIFICATE
November 8, 2019

Reference is made to that certain pursuant to the terms of that certain Engine Sale and Purchase Agreement dated as of November 8, 2019 (the “Agreement”) between CROSS OCEAN AVIATION FUND 1 (INTL) 5 DAC (the “Buyer”) and CONTRAIL AVIATION SUPPORT, LLC (“Seller”). Capitalized terms used but not defined herein shall have the respective meanings set forth in the Agreement.

Buyer hereby irrevocably accepts delivery of that certain V2527-A5 model engine bearing manufacturer’s serial number V10543, including the QEC and all other Parts installed thereon installed thereon, attached thereto or in Seller’s possession and any loose equipment specific thereto, the Engine Records, and the Engine Stands (collectively, as more particularly described on Schedule 1 to the Agreement, the “Engines” and each an “Engine”). For avoidance of doubt, the term “Engine” specifically excludes the nose cowl, common nozzle assembly (“CNA”) and thrust reverser associated with the Engine, as further described in Schedule 2 to the Agreement.
Such delivery of the Engine is being made at Aircraft Inspection & Management, LLC in Tucson, Arizona at 1:24 p.m. EST on November 8, 2019.

Buyer hereby unconditionally and irrevocably acknowledges and agrees that (i) the Engine is in the condition required by the Agreement; (ii) Seller has satisfied, or Buyer has waived, as the case may be, each of the conditions set forth in Section 3.1 of the Agreement; (iii) the Engine is satisfactory and acceptable to Buyer in all respects, and is hereby accepted by Buyer under the terms of the Agreement; and (iv) risk of loss, ownership of, and title to the Engine has been transferred to, and accepted by, Buyer on the date and at the time specified above.

[Signature page follows.]

IN WITNESS WHEREOF, Buyer has caused this Delivery Certificate to be executed in its name as of the date first written above.

CROSS OCEAN AVIATION FUND 1 (INTL) 5 DAC, as Buyer By: /s/ David O’Brien Name: David O’Brien Title: Director

INSURANCES
Section 1.    Insurances. From Delivery and continuously thereafter for two years following Delivery, Buyer will carry or cause to be carried with respect to each Engine comprehensive aviation legal liability insurance including but not limited to aircraft third party, passenger, baggage, cargo, mail and products liability insurance including without limitation, war risk and allied perils, (I) in an amount of not less than $500,000,000 for any one occurrence and in the aggregate with respect to products liability and (II) which is maintained in effect with insurers of recognized reputation and responsibility.
Buyer will (or, if applicable, will cause any other operator to) obtain and maintain hull all risks insurance (including war risks), with respect to any aircraft upon which any Engine is installed. This insurance shall contain a waiver of subrogation in favor of Seller Indemnitees.
Section 2.    Terms of Insurance Policies. Any policies carried in accordance with Section 1 hereof covering each Engine, and any policies taken out in substitution or replacement for any such policies, (i) shall name the Seller Indemnitees and the parties identified below as additional insureds, (but without imposing on any such party liability to pay premiums with respect to such insurance), (ii) shall provide that if the insurers cancel such insurance for any reason whatever, or if the same is allowed to lapse for non-payment of premium or if any material change is made in the insurance which adversely affects the interest of any Seller Indemnitee, such lapse, cancellation or change shall not be effective as to any Seller Indemnitee for thirty days (seven days in the case of war risk and allied perils coverage) after written notice by such insurers of such lapse, cancellation or change, (iii)  shall expressly provide that all of the provisions thereof, except the limits of liability, shall operate in the same manner as if there were separate policy covering each insured, (iv) provide that the insurers will waive any right to any setoff, recoupment or counterclaim or any other deduction, by attachment or otherwise, (v) be primary and without right of contribution from any insurance which may be carried by any Seller Indemnitees, and (vi) shall otherwise be reasonably acceptable to Seller in light of industry norms. The insurance required by this Exhibit C may be subject to any limits prevailing at the time in the aviation insurance marketplace (for example, on the date of this Agreement, AVN 67B).
On or before the Delivery Date for the Engines, the Buyer shall provide to Seller certificates of insurance evidencing the coverage required pursuant to this Exhibit and, if so requested by Seller, shall provide to Seller, as applicable, updated certificates of insurance upon each renewal of the coverage required pursuant to this Exhibit C.

The following parties shall be included as additional insureds along with other additional insureds required under this Agreement: Celestial Aviation Trading 22 Limited, GECAS Technical Services Limited, GE Capital Aviation Funding, GE Capital Aviation Services Limited, GE Capital Aviation Services LLC, General Electric Company, GE Capital Global Holdings LLC and GE Capital US Holdings Inc.

TIE-IN LETTER

November 8, 2019

RE: One (1) used model V2524-A5 model aircraft engine bearing manufacturer's serial number V 11255 and associated components ("Engine").

Dear Sir/Madam:

This letter will confirm that the above referenced Engine was owned by Wilmington Trust SP Services (Dublin) Ltd. not in its individual capacity but solely as Trustee for Aircraft 32A-1758 (Ireland) Trust, with the Engine leased to Companhia De Transportes Aereos Air Macau, SARL ("Lessee") under a lease agreement of that certain Airbus A319-100 aircraft bearing manufacturer's serial number 1758 and Macau registration BMAK. Subsequently, the Engine was sold by Wilmington Trust SP Services (Dublin) Ltd. not in its individual capacity but solely as Trustee for Aircraft 32A-1758 (Ireland) Trust, to Contrail Aviation Leasing, LLC as buyer, on September 17, 2018 and returned off lease by Lessee to Contrail Aviation Leasing, LLC on August 30, 2019 with the following final engine times: TSN: 37,596 CSN: 21,445. The Engine was sold by Contrail Aviation Leasing to Contrail Aviation Support, LLC on November 8, 2019.

To the best of our knowledge, (i) the Engine has not been involved in an incident or accident; (ii) the Engine was not operated by any government or military source; (iii) the Engine was not subjected to extreme heat or stress as in engine failure, fire, incident or accident; and (iv) that the Engine was not immersed in salt water or otherwise exposed to corrosive agents outside normal operation.

Sincerely,
Contrail Aviation Leasing, LLC

By: /s/ Joseph G. Kuhn

Name: Joseph G. Kuhn

Title: CEO

TIE-IN LETTER

November 8, 2019

RE: One (1) used model V2527-A5 model aircraft engine bearing manufacturer's serial number V 10543 and associated components ("Engine").
Dear Sir/Madam:
This letter will confirm that the above referenced Engine was previously owned by WWTAI Airopco 1 Bermuda Ltd., which sold the Engine to Contrail Aviation Support, LLC as buyer, on February 25, 2019. Contrail Aviation Support, LLC leased the Engine to Companhia De Transportes Aereos Air Macau, SARL ("Lessee") on or about May 29, 2019. Lessee subsequently returned of the Engine to Contrail on August 30, 2019 with the following final engine times: TSN: 52,626 CSN: 26,725.
To the best of our knowledge, (i) the Engine has not been involved in an incident or accident; (ii) the Engine was not operated by any government or military source; (iii) the Engine was not subjected to extreme heat or stress as in engine failure, fire, incident or accident; and (iv) that the Engine was not immersed in salt water or otherwise exposed to corrosive agents outside normal operation.
Sincerely,
Contrail Aviation Support, LLC

By: /s/ Joseph G. Kuhn
Name: Joseph G. Kuhn
Title: CEO

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